Exhibit 10.10

BANCO SANTANDER

LOAN AGREEMENTS

English translations prepared by Ticketplus Ltd. Original document in Spanish prevails. Untranslatable Chilean legal terms are kept in Spanish in quotation marks and are listed at the end of each document.

PROMISSORY NOTE

Indexed National Currency Credit, Fixed Installments

I/We owe and shall pay to the order of Banco Santander-Chile, at its office located at Cerro El Plomo 5630, the amount equivalent in pesos of UF 8,400 (eight thousand four hundred Unidades de Fomento), which I/we have received as a money loan, which I/we are obligated to pay together with the corresponding interest, in 83 successive equal monthly installments of UF (handwritten: amount per installment), each maturing on the 16th of each month, beginning on September 16, 2020, and a final installment of UF (blank) maturing on (blank).

The debtor authorizes the Bank to capitalize accrued and unpaid interest during the grace period and corresponding taxes. “Unidad de Fomento” (UF) is understood as the unit of indexation for money credit operations in national currency authorized by the Central Bank of Chile in ChapterII.B.3 of the Compendium of Financial Standards, in accordance with Article 35 No. 9 of Law No.18,840 (Constitutional Organic Law of the Central Bank of Chile), or the indexation system that in the future replaces it. Amounts owed under this Promissory Note shall be determined and paid in current Chilean currency, at the value of the UF on the day of effective payment, except if payment is made after the stipulated date and the value of the UF was higher on such date, in which case such higher value shall be used.

INTEREST The principal owed shall accrue, from this date through its maturity, an annual interest rate of 4.69% expired, calculated based on a 360-day year and the number of days actually elapsed, without prejudice to interest in case of default, simple delay or extension.

DEFAULT INTEREST In case of default or simple delay in payment of any installment into which this obligation is divided, the principal owed shall accrue, from the day it should have been paid until effective payment, default interest calculated at the maximum agreed legal rate in force on the date of default or simple delay.

EARLY ACCELERATION (“Exigibilidad Anticipada”) The Bank may declare due and payable the total principal owed or the balance to which it has been reduced, plus accrued interest, considering this obligation as having elapsed term, in case of default or simple delay in payment of any installment, whether of principal and/or interest, consecutive or not, without prejudice to other creditor rights. If the obligation evidenced by this Promissory Note is equal to or less than the equivalent of 200Unidades de Fomento, the Bank may declare the total debt due and payable, in case of default or simple delay equal to or greater than 60 calendar days. The Bank may also declare this Promissory Note prepayable in advance, at the Bank’s exclusive discretion, if the obligated parties become insolvent. Insolvency exists if the debtor ceases payment on any other obligation contracted with the same Banco Santander Chile or with third parties; if creditors request bankruptcy or formulate proposals for extrajudicial or judicial agreements; if seizures, retentions, prohibitions to act or contract are obtained against the debtor’s assets, and such measures are not lifted within 60 days; if the appointment of receivers occurs; if any of the debtor’s assets are attached, or if any other event evidences insolvency; or if the subscriber provides false or incorrect information for the granting of the loan. The Bank shall be irrevocably authorized to present this Promissory Note for collection on the date that any of the events giving the right to demand immediate payment has occurred, and to proceed with its “protesto” if necessary.

EXTENSION OF TERM FOR NON-BUSINESS DAYS Any payment date for principal and/or interest falling on a non-banking business day shall be extended to the immediately following banking business day, with the relevant payment to additionally include interest for the days of such extension.

DEBITS IN CHECKING ACCOUNTS AND OTHERS Banco Santander-Chile is irrevocably authorized, without this implying obligation, to debit checking accounts and/or savings accounts and/or any other credit balance held at the Bank by the subscribers and any of those obligated to payment, to apply payment of all amounts becoming payable under this Promissory Note.

INDIVISIBILITY AND JOINT AND SEVERAL LIABILITY All obligations arising from this Promissory Note shall be joint and several for the subscribers, guarantors and others obligated to payment, and shall be indivisible for their heirs and/or successors, in accordance with Articles 1526 No. 4 and1528 of the Civil Code.

TAXATION AND EXPENSES Taxes, notarial rights and other expenses arising from or affecting this Promissory Note or the credit it evidences or its interest, its modification, extension, payment, judicial or extrajudicial collection or other circumstance arising from or related thereto, shall be borne exclusively by the subscriber.

PREPAYMENTS If the principal under this Promissory Note exceeds the equivalent of UF 5,000, any prepayment, total or partial, of amounts owed under this Promissory Note, shall be freely agreed between the subscriber and Banco Santander-Chile or its successors. In the absence of agreement, the subscriber may in any case prepay, total or partially, paying the principal anticipated plus interest stipulated in this instrument, accrued and unpaid through the prepayment date, calculated on the outstanding balance, and in addition the interest stipulated in this instrument, calculated on the principal prepaid from the prepayment date through the agreed maturity, or through the maturity of the last installment of principal prepaid in whole or in part, as the case may be. If the principal under this Promissory Note does not exceed the equivalent of UF 5,000, in case of prepayment, and in addition to the interest calculated through the prepayment date, the subscriber must pay the maximum prepayment commission permitted by Article 10 of Law No. 18,010 to be agreed between the parties. No partial prepayment may be less than 20% of the obligation balance, unless the creditor consents at the time of prepayment.

INCREASE IN COST OF FUNDS Given that the interest rate agreed in this Promissory Note is based on the cost the Bank, as financial intermediary, must in turn pay for the funds with which it finances this placement, the subscriber(s) declare(s) and accept(s) that such rate shall increase in the same amount or percentage in which the cost of funds eventually varies, whether due to taxes (except income taxes), increase in deposit reserves, technical reserves or any other legal or regulatory requirement, in their amount or in the form of calculating such requirements, and which definitively results in a higher cost of funds for the Bank.

“PROTESTO” The subscriber(s) and/or guarantor(s) of this Promissory Note hereby release Banco Santander-Chile from the obligation of “protesto” of the same, but if the Bank elects to perform such procedure, it may do so, at its discretion, in banking, notarial form or by the corresponding public official. In any case, in the event of “protesto” the resulting expenses and taxes shall be borne by the subscriber(s).

MANDATE FOR EXTENSIONS AND RENEWALS Upon maturity of one or more installments, or any of their extensions and/or renewals, the Bank may extend and/or renew them, with express authority, and in such cases shall determine the interest rate to govern during the new period, which may not exceed the maximum legally allowed. The constancy left by the Bank in the Promissory Note or attached sheet with the new maturity date(s) shall suffice for the extension and/or renewal to take full effect.

MANDATE By this instrument, the subscriber(s) grant(s) to the guarantor(s) and joint co-debtor(s)identified below in this Promissory Note, a special irrevocable mandate, with all the powers of both paragraphs of Article Seventh of the Code of Civil Procedure, which are understood expressly reproduced one by one and known, in such terms that, notification of demand and payment requirement made to any of the guarantor(s) and joint co-debtor(s) shall imply having also been made to the subscriber(s). Equal mandate and with equal consequences are granted between the subscribers of this Promissory Note.

DOMICILE AND JURISDICTION For all purposes of this Promissory Note, the subscriber(s), guarantor(s) and others obligated to payment establish special domicile in the district of (blank), without prejudice to that of their domicile or residence, at the creditor’s election, and submit to the jurisdiction of its Ordinary Courts of Justice.

Place and date: Santiago, August 13, 2020

Subscriber 1 (Debtor)

●	Corporate name: TICKETPLUS SPA

●	RUT: [***]

●	Domicile: ISIDORA GOYENECHEA 3000, DEPTO 1401, LAS CONDES

●	Legal representative 1: YETHRO DINAMARCA SANTELICES, ID [***]

●	Legal representative 2: JOAQUIN JADUE MUSALEM, ID [***]

(Signed by both legal representatives. Bank officer: Carlos Vicencio Farfán, Executive Banca Empresas, Banco Santander-Chile.)

JOINT GUARANTEES (“Avales”)

We constitute ourselves as guarantors without limitation and as sureties and joint and several co-debtors of this Promissory Note. Likewise, we accept from now on the extensions, renewals and/or modifications which may be agreed between the creditor and debtor(s), my/our joint and several liability remaining in force in the character of “indivisible”, not affected in any form by other guarantees that may be constituted or in the future are constituted to secure the same obligations object of this guarantee, suretyship and joint co-debtorship, maintaining full force my/our joint liability even when other persons assume the guaranteed obligations in any form, and even though such persons assume the assets and liabilities of the debtor(s) and introduce modifications to the debtor entity(ies). Banco Santander-Chile and its successors, as well as future holders of this instrument, are authorized to modify, substitute, release or waive, in whole or in part, the guarantees currently constituted or that in the future are constituted to secure the obligations referred to in this Promissory Note, this obligation may be enforced against any of my/our heirs and/or successors, in accordance with Articles 1526 No. 4 and 1528 of the Civil Code.

MANDATE By this instrument, the guarantor(s) grant(s) to the subscriber(s) identified above in this Promissory Note, a special irrevocable mandate, with all the powers of both paragraphs of Article Seventh of the Code of Civil Procedure, in such terms that notification of demand and payment requirement made to any of the guarantor(s), surety(ies) and joint co-debtor(s), shall imply having also been made to the subscriber(s). Equal mandate and with equal consequences are granted among themselves, the subscribers of this Promissory Note.

Aval I

Name: YETHRO DINAMARCA SANTELICES

RUT: [***]

Domicile: [***]

Aval II

Name: CHIEN-FU CHEN CHEN

RUT: [***]

Domicile: [***]

Aval III

Name: JOAQUIN JADUE MUSALEM

RUT: [***]

Domicile: [***]

NOTARIAL AUTHORIZATION

I AUTHORIZE: THE SIGNATURE(S) OF YETHRO DINAMARCA SANTELICES, ID No. [***] AND OF JOAQUIN JADUE MUSALEM, ID No. [***], REPRESENTING “TICKETPLUS SPA” RUT No. [***], AS SUBSCRIBER; OF YETHRO DINAMARCA SANTELICES, ID No. [***], OF CHIEN FU CHEN CHEN, ID No. [***] AND OF JOAQUIN JADUEMUSALEM, ID No. [***], AS JOINT GUARANTORS, SURETIES AND JOINT CO-DEBTORS.SANTIAGO, AUGUST 17, 2020. I ATTEST.

Notary: NANCY DE LA FUENTE, Notary Public, 2nd Notary Office of Santiago.

Untranslatable Chilean legal terms

●	“RUT” (Rol Único Tributario): Chilean unique tax identification number.

●	“Pagaré”: Chilean promissory note.

●	“Unidad de Fomento” (UF): Chilean inflation-indexed accounting unit, daily-adjusted by the Central Bank.

●	“Reajustable”: Indexed (typically to UF).

●	“Aval / Fiador Solidario”: Joint and several guarantor.

●	“Codeudor Solidario”: Joint and several co-debtor.

●	“Apoderado”: Attorney-in-fact.

●	“Suscriptor”: Subscriber / signer of the promissory note.

●	“Protesto”: Formal default certification on negotiable instruments.

●	“Indivisibilidad”: Indivisibility principle under Chilean Civil Code Articles 1526 No. 4 and 1528.

●	“Exigibilidad Anticipada”: Early enforcement / acceleration of the debt.

●	“Comuna”: Chilean administrative subdivision (district).

●	Law No. 18,010: Chilean law governing money credit transactions.

●	Law No. 18,092: Chilean law on Bills of Exchange and Promissory Notes.

●	Law No. 18,840: Constitutional Organic Law of the Central Bank of Chile.

PROMISSORY NOTE

Non-Indexed National Currency

FOGAPE REACTIVACIÓN

I/We unconditionally owe and shall pay to the order of Banco Santander Chile (hereinafter the “Bank”), at its office located at Bandera No. 140, district of Santiago Centro, the amount of $200,001,500 (Two hundred million one thousand five hundred Chilean pesos) which I/we have received as a loan under the following conditions, which I/we accept and shall comply with.

I/We declare that the credit evidenced by this Promissory Note is subject to the guarantee of the “Fondo de Garantía para Pequeños Empresarios” (Small Business Guarantee Fund) and to the rules governing such Fund, which I/we acknowledge and accept. Additionally, I/we are obligated to allocate the amounts evidenced by this Promissory Note to working capital and to facilitate the Bank’s investment control.

Form of payment of principal and interest: I/We are obligated to pay the principal owed together with the corresponding interest, in 80 successive equal monthly installments of $2,929,847 (Two million nine hundred twenty-nine thousand eight hundred forty-seven Chilean pesos) each, maturing on the 23rd of each month, beginning on July 23, 2021 through February 23, 2028, and a final installment of $2,929,812 (Two million nine hundred twenty-nine thousand eight hundred twelve Chilean pesos) maturing on March 23, 2028.

Interest: As of the date of this Promissory Note, the principal owed shall accrue interest at the rate of 0.42% monthly.

Calculation of interest: Monthly interest rates refer to 30-day months. Annual interest rate refers to360-day years. Interest shall be paid and calculated on the total principal owed and over the days actually elapsed between each interest payment date.

Percentage subject to guarantee: The credit evidenced by this Promissory Note is secured with the guarantee of the “Fondo de Garantía para Pequeños y Medianos Empresarios” “FOGAPE REACTIVACIÓN”. The guarantee provided by FOGAPE to secure the credit evidenced by this Promissory Note corresponds to 80.00% of the principal owed.

Term of the guarantee: The guarantee provided by FOGAPE shall have a term of 81 months.

Non-business days, payment extension: Any payment date for principal and/or interest falling on a non-banking business day shall be extended to the immediately following banking business day, with the relevant payment to additionally include interest for the days of such extension.

Default interest: In case of default or simple delay, the debtor agrees to pay default interest from the day following the occurrence of such event until total payment, at a rate equal to the maximum agreed allowed for this type of money credit transaction in force at the time of default or simple delay.

Acceleration upon default: Failure to make timely payment of any installment shall enable the creditor, after 15 calendar days have elapsed since default or simple delay, to declare the total balance owed due and payable as having elapsed term for all legal purposes, capitalizing interest accrued at such date, unless the principal under this Promissory Note is equal to or less than the equivalent of 200 Unidades de Fomento, in which case the creditor may exercise such power after 60 calendar days have elapsed since default or simple delay. The lapse of term has been established for the exclusive benefit of the creditor.

Checking Account: The Bank, in its capacity as creditor of this obligation, is irrevocably authorized to debit, upon maturity, from the checking accounts maintained by the debtor at the Bank, the principal and interest amounts referred to in this document.

Anticipated payments: The principal owed may be paid in advance, in whole or in part, subject to compliance with the following requirements: One: Each partial anticipated payment of principal owed shall be at least an amount equal to or greater than 25% of the outstanding principal. Two: The debtor shall pay the interest accrued through the anticipated payment date. Three: In case of total or partial anticipated payment of principal owed, the debtor shall not be subject to payment of prepayment commission.

Indivisibility: All obligations arising from this Promissory Note shall be considered “indivisible” for the subscriber, his heirs and/or successors, for all legal purposes and especially those contemplated in Articles 1526 No. 4 and 1528 of the Civil Code.

“Protesto”: Without obligation of “protesto”. I/we release the Bank from the obligation of “protesto”, but if the Bank elects to perform such procedure, it may do so, at its discretion, in banking, notarial form or by the corresponding public official. In any case, in the event of “protesto” I/we are obligated to pay the resulting expenses and taxes.

Taxes, Rights and Expenses: Any tax, right, expense and increase in costs which may arise for the beneficiary of this Promissory Note in connection with its subscription, modifications, extensions, renewals, payments, “protesto” or other circumstances related thereto, shall be borne exclusively by the subscriber.

 Domicile and Jurisdiction: For all purposes of this Promissory Note, the subscriber(s), guarantor(s)and others obligated to payment establish special domicile in the district of LAS CONDES, without prejudice to that of their domicile or residence, at the creditor’s election, and submit to the jurisdiction of its Ordinary Courts of Justice.

Information to Public and Private Data Registries: In case of payment or extinction of the obligation represented in this document, if it had been reported as unpaid or “protested”, I opt to directly require public and private data banks to modify the information contained therein, releasing the Bank from compliance with such obligation.

Use of funds: The funds from financings with FOGAPE guarantees may only be used exclusively for investments, expenses and refinancings subject to the restrictions of Article 6 of the Regulation. This includes acquisition of fixed assets and working capital needs, such as payment of salaries and social security obligations, leases, leasing fees, merchandise and supplies, including those documented through letters of credit for import or export, and accounts payable pending settlement, tax obligations, guarantee bonds, insurance expenses, expenses associated with the granting of Reactivación Guarantees, and any other expense indispensable for its operation, among others. The debtor expressly declares it shall not use the funds for payment of dividends, withdrawal of profits, loans to related persons up to the second degree of consanguinity in case of natural persons or under Article 100 of Law No. 18,045 (Securities Market Law), in case of legal entities, or any other form of capital withdrawal by him or by the company’s owners.

STAMP TAX (“Impuesto de Timbres y Estampillas”)

In accordance with Article 3 of Law 21,307 and Decree-Law No. 3,475 of 1980, this Promissory Note is exempt from payment of Stamp Tax.

Place and date: Santiago, June 23, 2021.

Subscriber (Debtor)

●	Corporate name: TICKETPLUS SPA

●	RUT: [***]

●	Domicile: EVARISTO LILLO 48, LAS CONDES

●	Attorney-in-fact 1: JOAQUIN NICOLAS JADUE MUSALEM, ID [***]

●	Attorney-in-fact 2: YETHRO DINAMARCA SANTELICES, ID [***]

Bank officer: ROBERTO GONZÁLEZ SOTO, ID [***], Specialist II, Banco Santander-Chile.

JOINT GUARANTEES (“Aval(es)”)

Aval 1

Name: JOAQUIN NICOLAS JADUE MUSALEM

RUT: [***]

Domicile: [***]

Aval 2

Name: YETHRO DINAMARCA SANTELICES

RUT: [***]

Domicile: [***]

NOTARIAL AUTHORIZATION

I authorize the signatures of those subscribing in representation of the debtor, “avales”, spouses of “avales”, and their respective representatives as applicable, whose physical or electronic signatures are stated in the contract or closing of credit conditions giving rise to this Promissory Note, and whose identification cards I had in sight; likewise I authorize the signatures of the attorneys-in-fact of Banco Santander Chile.

Notary date: SANTIAGO, JULY 26, 2021. Notary: ROBERTO PUGA PINO, Substitute Notary, Second Notary Office of Santiago.

Untranslatable Chilean legal terms

●	“RUT” (Rol Único Tributario): Chilean unique tax identification number.

●	“Pagaré”: Chilean promissory note.

●	“Aval / Fiador Solidario”: Joint and several guarantor.

●	“Codeudor Solidario”: Joint and several co-debtor.

●	“Apoderado”: Attorney-in-fact.

●	“Suscriptor”: Subscriber / signer of the promissory note.

●	“Protesto”: Formal default certification on negotiable instruments.

●	“Indivisibilidad”: Indivisibility principle (Civil Code Articles 1526 No. 4 and 1528).

●	“Comuna”: Chilean administrative subdivision (district).

●	“Unidad de Fomento” (UF): Chilean inflation-indexed accounting unit.

●	“Impuesto de Timbres y Estampillas”: Chilean Stamp Tax (Decree-Law 3,475 of 1980); this credit is exempt under Law 21,307.

●	“FOGAPE” (Fondo de Garantía para Pequeños y Medianos Empresarios): Chilean state-backed Small and Medium Business Guarantee Fund. “FOGAPE Reactivación” was the special pandemic-recovery line opened in 2021 covering up to 80% of principal.

●	Law No. 18,010: Chilean law governing money credit transactions.

●	Law No. 18,045: Chilean Securities Market Law (used here to define “related persons”).

●	Law No. 21,307: Chilean law granting Stamp Tax exemption to credits under FOGAPE Reactivación.

PROMISSORY NOTE

Non-Indexed National Currency Credit

I/We owe and shall pay to the order of Banco Santander Chile (the “Bank”), at its office Casa Matriz located at Bandera No. 140, the amount of $5,500,000,000 (Five billion five hundred million Chilean pesos) which I/we have received as a money loan, which I/we are obligated to pay together with the corresponding interest, as follows:

1.	Single installment of $ (blank) maturing on (blank).

2.	Two installments: first $ (blank), second $ (blank), maturities (blank).

3.	In 71 successive equal monthly installments of $104,121,503 (One hundred four million one hundred twenty-one thousand five hundred three pesos) each, maturing on the 17th of each month, beginning on May 17, 2024, and a final installment of $104,121,841 (One hundred four million one hundred twenty-one thousand eight hundred forty-one pesos) maturing on April 17, 2030.

INTEREST The principal owed shall accrue, from this date through its maturity, an interest rate of 0.814% monthly expired, calculated based on 30-day months and the number of days actually elapsed, without prejudice to interest in case of default, simple delay or extension. The debtor authorizes the Bank to capitalize accrued and unpaid interest during the initial non-payment period or intermediate periods, if any, and corresponding taxes.

DEFAULT INTEREST In case of default or simple delay in payment of any installment into which this obligation is divided, the principal owed shall accrue, from the day it should have been paid and that is effectively due, until effective payment, default interest calculated at the maximum agreed legal rate in force on the date of default or simple delay. This interest may not be applied jointly or additionally, on the same amount, with any other interest, and may not be capitalized for the calculation of any type of interest.

EXTENSION FOR NON-BUSINESS DAYS Any payment date for principal and/or interest falling on anon-banking business day shall be extended to the immediately following banking business day, with the relevant payment to additionally include interest for the days of such extension.

EARLY ACCELERATION (“Exigibilidad Anticipada”) The Bank may declare due and payable the total debt or the balance to which it has been reduced, considering this obligation as having elapsed term, if the obligated parties to its payment revoke the mandates granted to the Bank and obligations in favor of the Bank are not totally extinguished, and in case of default or simple delay in payment of any installment, whether of principal and/or interest, consecutive or not, without prejudice to other creditor rights.

If the obligation evidenced by this Promissory Note is equal to or less than the equivalent of 200Unidades de Fomento, the Bank may declare the total debt due and payable, in case of default or simple delay equal to or greater than 60 calendar days. The Bank may also declare this Promissory Note prepayable in advance, if the obligated parties become insolvent (e.g., they cease payment of any other obligation contracted with the same Banco Santander Chile, or one or more of their creditors solicit or demand the start of any concursal liquidation proceedings under Law 20,720, or by means of preliminary or precautionary measures, seizures, retentions, prohibitions to celebrate acts or contracts on any of their assets are obtained, and such measure is not lifted within 60 days; if the appointment of receivers occurs; if any of their assets are seized; or if any other event evidences insolvency; or if the subscriber provided false or incorrect information for the granting of the loan). The Bank shall be authorized to present this Promissory Note for collection on the date of the relevant event, and to proceed with its “protesto” if necessary.

DEBITS IN CHECKING ACCOUNTS AND OTHERS Banco Santander Chile is authorized, without this implying obligation, to debit checking accounts and/or any other credit balance held at the Bank by the subscriber(s) and any of those obligated to payment, to apply payment of all amounts becoming payable under this Promissory Note.

INDIVISIBILITY AND JOINT AND SEVERAL LIABILITY All obligations arising from this Promissory Note shall be joint and several for the subscriber(s), guarantor(s) and others obligated to payment, and shall be indivisible for their heirs and/or successors, in accordance with Articles 1526 No. 4 and1528 of the Civil Code.

TAXATION AND EXPENSES Taxes, notarial rights and other expenses arising from or affecting this Promissory Note or the credit it evidences or its interest, its modification, extension, payment, judicial or extrajudicial collection or other circumstance arising from or related thereto, shall be borne exclusively by the subscriber(s).

PREPAYMENTS The Subscriber may at any time prepay, in whole or in part, the credit evidenced by this Promissory Note. If the credit prepaid corresponds to a money credit operation in national currency whose principal is less than the equivalent of 5,000 Unidades de Fomento, the provisions of Article 10 of Law 18,010 shall apply. Regarding money credit operations in national currency whose principal exceeds the equivalent of 5,000 Unidades de Fomento, any anticipated payment, total or partial, of amounts owed, shall be freely agreed between the subscriber and Banco Santander-Chile or its successors. In the absence of agreement, the subscriber may in any case anticipate payment, in whole or in part, paying the principal anticipated plus interest stipulated in this instrument, accrued and unpaid through the prepayment date, calculated on the outstanding balance, and in addition the interest stipulated in this instrument, calculated on the principal prepaid from the prepayment date through the agreed maturity, or through the maturity of the last installment of principal prepaid in whole or in part, as the case may be. No partial prepayment maybe less than 10% of the obligation balance, unless the creditor consents at the time of prepayment.

“PROTESTO” The subscriber(s) and/or guarantor(s) of this Promissory Note hereby release Banco Santander Chile from the obligation of “protesto” of the same, but if the Bank elects to perform such procedure, it may do so, at its discretion, in banking, notarial form or by the corresponding public official. In any case, in the event of “protesto” the resulting expenses and taxes shall be borne by the subscriber(s).

MANDATE FOR EXTENSIONS Upon maturity of one or more installments, or any of their extensions and/or renewals, the Bank may extend and/or renew them, at the customer’s request and with its consent, with express authority, and in such cases shall determine the interest rate to govern during the new period, which may not exceed the maximum legally allowed for national currency operations.

MANDATE By this instrument, the subscriber(s) grant(s) to the guarantor(s), surety(ies) and joint co-debtor(s) identified below in this Promissory Note, a special mandate, with all the powers of both paragraphs of Article Seventh of the Code of Civil Procedure, in such terms that, notification of demand and payment requirement made to any of the guarantor(s), surety(ies) and joint co-debtor(s), shall imply having also been made to the subscriber(s). Equal mandate and with equal consequences are granted between the subscribers of this Promissory Note.

DOMICILE AND JURISDICTION For all purposes of this Promissory Note, the subscriber(s),guarantor(s) and others obligated to payment establish special domicile in the district of (blank),without prejudice to that of their domicile(s) or residence(s), at the creditor’s election, and submit to the jurisdiction of its Ordinary Courts of Justice.

Place and date: Santiago, January 18, 2024

Customer (Debtor)

●	Corporate name: TICKETPLUS SPA

●	RUT: [***]

●	Domicile: EVARISTO LILLO 48, PISO 12, LAS CONDES

●	Legal representative 1: CHIEN-FU CHEN CHEN, ID [***]

Bank officer: MAURICIO ESPINOZA ESCOBAR, Executive Banca Empresas, Banco Santander-Chile.

JOINT GUARANTEES (“Aval(es)”)

We constitute ourselves as guarantors without limitation and as sureties and joint and several co-debtors of this Promissory Note. Likewise, we accept from now on the extensions, renewals and/or modifications which may be agreed between the creditor and debtor(s), my/our joint and several liability remaining in force in the character of “indivisible”, not affected in any form by other guarantees, maintaining full force my/our joint liability even when other persons assume the guaranteed obligations in any form, and even though such persons assume the assets and liabilities of the debtor(s) and introduce modifications to the debtor entity(ies). Banco Santander Chile and its successors, as well as future holders of this instrument, are authorized to modify, substitute, release or waive, in whole or in part, the guarantees currently constituted or that in the future are constituted, this obligation may be enforced against any of my/our heirs and/or successors, in accordance with Articles 1526 No. 4 and 1528 of the Civil Code.

Aval 1

Name: CHIEN-FU CHEN CHEN

RUT: [***]

Domicile: [***]

Aval 2

Name: YETHRO DINAMARCA SANTELICES

RUT: [***]

Domicile: [***]

Attorney-in-fact 1 of Aval 2: GONZALEZ MAULEN MARIA PAZ, ID [***]

NOTARIAL AUTHORIZATION

I authorize the signature(s) of the person(s) previously identified, in the capacity in which they appear.

Notary date: Santiago de Chile, February 9, 2024. Notary: PATRICIA PARAM SARRAS, Substitute Notary, Notary Office No. 33 of Santiago.

Untranslatable Chilean legal terms

●	“RUT” (Rol Único Tributario): Chilean unique tax identification number.

●	“Pagaré”: Chilean promissory note.

●	“Aval / Fiador Solidario”: Joint and several guarantor.

●	“Codeudor Solidario”: Joint and several co-debtor.

●	“Apoderado”: Attorney-in-fact.

●	“Suscriptor”: Subscriber / signer.

●	“Protesto”: Formal default certification on negotiable instruments.

●	“Indivisibilidad”: Indivisibility principle (Civil Code Articles 1526 No. 4 and 1528).

●	“Exigibilidad Anticipada”: Early enforcement / acceleration of the debt.

●	“Comuna”: Chilean administrative subdivision (district).

●	“Unidad de Fomento” (UF): Chilean inflation-indexed accounting unit.

●	“Casa Matriz”: Headquarters / main office of the bank.

●	“Impuesto de Timbres y Estampillas”: Chilean Stamp Tax (Decree-Law 3,475 of 1980).

●	Law No. 18,010: Chilean law governing money credit transactions.

●	Law No. 20,720: Chilean Bankruptcy and Reorganization Law.

●	“SIN LEY 20.130”: Promissory note format that does not include the disclosure required by Law 20,130 (which governs equal-value mortgage credit operations).

PROMISSORY NOTE

Non-Indexed National Currency Credit

I/We owe and shall pay to the order of Banco Santander Chile (the “Bank”), at its office Casa Matriz located at Bandera 140, the amount of $2,000,000,000 (Two billion Chilean pesos) which I/we have received as a money loan, which I/we are obligated to pay together with the corresponding interest, as follows:

1.	Single installment of $ (blank) maturing on (blank).

2.	Two installments: first $ (blank), second $ (blank), maturities (blank).

3.	In 47 successive equal monthly installments of $ (blank) maturing on the 7th of each month, beginning on January 7, 2026, and a final installment of $(blank) maturing on (blank).

INTEREST The principal owed shall accrue, from this date through its maturity, an interest rate of 0.78% monthly expired, calculated based on 30-day months and the number of days actually elapsed, without prejudice to interest in case of default, simple delay or extension. The debtor authorizes the Bank to capitalize accrued and unpaid interest during the initial non-payment period or intermediate periods, if any, and corresponding taxes.

DEFAULT INTEREST In case of default or simple delay in payment of any installment, the principal owed shall accrue, from the day it should have been paid and that is effectively due, until effective payment, default interest calculated at the maximum agreed legal rate in force on the date of default or simple delay. This interest may not be applied jointly or additionally, on the same amount, with any other interest, and may not be capitalized for the calculation of any type of interest.

EXTENSION FOR NON-BUSINESS DAYS Any payment date for principal and/or interest falling on anon-banking business day shall be extended to the immediately following banking business day, with the relevant payment to additionally include interest for the days of such extension.

EARLY ACCELERATION (“Exigibilidad Anticipada”) The Bank may declare due and payable the total debt or the balance to which it has been reduced, considering this obligation as having elapsed term, if the obligated parties to its payment revoke the mandates granted to the Bank and obligations in favor of the Bank are not totally extinguished, and in case of default or simple delay in payment of any installment, whether of principal and/or interest, consecutive or not, without prejudice to other creditor rights.

If the obligation evidenced by this Promissory Note is equal to or less than the equivalent of 200Unidades de Fomento, the Bank may declare the total debt due and payable, in case of default or simple delay equal to or greater than 60 calendar days. The Bank may also declare this Promissory Note prepayable in advance, if the obligated parties become insolvent (e.g., they cease payment of any other obligation contracted with the same Banco Santander Chile, or one or more of their creditors solicit or demand the start of any concursal liquidation proceedings under Law 20,720, or by means of preliminary or precautionary measures, seizures, retentions, prohibitions to celebrate acts or contracts on any of their assets are obtained, and such measure is not lifted within 60 days; if the appointment of receivers occurs; if any of their assets are seized; or if any other event evidences insolvency; or if the subscriber provided false or incorrect information for the granting of the loan). The Bank shall be authorized to present this Promissory Note for collection on the date of the relevant event, and to proceed with its “protesto” if necessary.

DEBITS IN CHECKING ACCOUNTS AND OTHERS Banco Santander Chile is authorized, without this implying obligation, to debit checking accounts and/or any other credit balance held at the Bank by the subscriber(s) and any of those obligated to payment, to apply payment of all amounts becoming payable under this Promissory Note.

INDIVISIBILITY AND JOINT AND SEVERAL LIABILITY All obligations arising from this Promissory Note shall be joint and several for the subscriber(s), guarantor(s) and others obligated to payment, and shall be indivisible for their heirs and/or successors, in accordance with Articles 1526 No. 4 and1528 of the Civil Code.

TAXATION AND EXPENSES Taxes, notarial rights and other expenses arising from or affecting this Promissory Note or the credit it evidences or its interest, its modification, extension, payment, judicial or extrajudicial collection or other circumstance arising from or related thereto, shall be borne exclusively by the subscriber(s).

PREPAYMENTS The Subscriber may at any time prepay, in whole or in part, the credit evidenced by this Promissory Note. If the credit prepaid corresponds to a money credit operation in national currency whose principal is less than the equivalent of 5,000 Unidades de Fomento, the provisions of Article 10 of Law 18,010 shall apply. Regarding money credit operations in national currency whose principal exceeds the equivalent of 5,000 Unidades de Fomento, any anticipated payment, total or partial, of amounts owed, shall be freely agreed between the subscriber and Banco Santander-Chile or its successors. In the absence of agreement, the subscriber may in any case anticipate payment, in whole or in part, paying the principal anticipated plus interest stipulated in this instrument, accrued and unpaid through the prepayment date, calculated on the outstanding balance, and in addition the interest stipulated in this instrument, calculated on the principal prepaid from the prepayment date through the agreed maturity, or through the maturity of the last installment of principal prepaid in whole or in part, as the case may be. No partial prepayment maybe less than 10% of the obligation balance, unless the creditor consents at the time of prepayment.

“PROTESTO” The subscriber(s) and/or guarantor(s) of this Promissory Note hereby release Banco Santander Chile from the obligation of “protesto” of the same, but if the Bank elects to perform such procedure, it may do so, at its discretion, in banking, notarial form or by the corresponding public official. In any case, in the event of “protesto” the resulting expenses and taxes shall be borne by the subscriber(s).

MANDATE FOR EXTENSIONS Upon maturity of one or more installments, or any of their extensions and/or renewals, the Bank may extend and/or renew them, at the customer’s request and with its consent, with express authority, and in such cases shall determine the interest rate to govern during the new period, which may not exceed the maximum legally allowed for national currency operations.

MANDATE By this instrument, the subscriber(s) grant(s) to the guarantor(s), surety(ies) and joint co-debtor(s) identified below in this Promissory Note, a special mandate, with all the powers of both paragraphs of Article Seventh of the Code of Civil Procedure, in such terms that, notification of demand and payment requirement made to any of the guarantor(s), surety(ies) and joint co-debtor(s), shall imply having also been made to the subscriber(s).

DOMICILE AND JURISDICTION For all purposes of this Promissory Note, the subscriber(s),guarantor(s) and others obligated to payment establish special domicile in the district of (blank),without prejudice to that of their domicile(s) or residence(s), at the creditor’s election, and submit to the jurisdiction of its Ordinary Courts of Justice.

Place and date: Santiago, June 13, 2025

Customer (Debtor)

●	Corporate name: TICKETPLUS SPA

●	RUT: [***]

●	Domicile: EVARISTO LILLO 48, PISO 12, LAS CONDES

●	Legal representative 1: CHIEN FU CHEN CHEN, ID [***]

JOINT GUARANTEES (“Aval(es)”)

We constitute ourselves as guarantors without limitation and as sureties and joint and several co-debtors of this Promissory Note. Likewise, we accept from now on the extensions, renewals and/or modifications which may be agreed between the creditor and debtor(s), my/our joint and several liability remaining in force in the character of “indivisible”, not affected in any form by other guarantees, maintaining full force my/our joint liability even when other persons assume the guaranteed obligations in any form, and even though such persons assume the assets and liabilities of the debtor(s) and introduce modifications to the debtor entity(ies). Banco Santander Chile and its successors are authorized to modify, substitute, release or waive, in whole or in part, the guarantees currently constituted or that in the future are constituted, this obligation may been forced against any of my/our heirs and/or successors, in accordance with Articles 1526 No. 4 and1528 of the Civil Code.

Aval 1

Name: YETHRO DINAMARCA SANTELICES

RUT: [***]

Domicile: [***]

Attorney-in-fact 1 of Aval 1: CHIEN FU CHEN CHEN, ID [***]

Attorney-in-fact 2 of Aval 1: CATALINA ORIANA LATORRE VALDEVENITO, ID [***]

Aval 2

Name: CHIEN FU CHEN CHEN

RUT: [***]

Domicile: [***]

NOTARIAL AUTHORIZATION

I authorize the signature(s) of the person(s) previously identified, in the capacity in which they appear.

Notary date: Santiago de Chile, July 4, 2025. Notary: PAMELA VÁSQUEZ AVENDAÑO, Substitute Notary, Notary Office No. 37 of Santiago.

Untranslatable Chilean legal terms

●	“RUT” (Rol Único Tributario): Chilean unique tax identification number.

●	“Pagaré”: Chilean promissory note.

●	“Aval / Fiador Solidario”: Joint and several guarantor.

●	“Codeudor Solidario”: Joint and several co-debtor.

●	“Apoderado”: Attorney-in-fact.

●	“Suscriptor”: Subscriber / signer.

●	“Protesto”: Formal default certification on negotiable instruments.

●	“Indivisibilidad”: Indivisibility principle (Civil Code Articles 1526 No. 4 and 1528).

●	“Exigibilidad Anticipada”: Early enforcement / acceleration of the debt.

●	“Comuna”: Chilean administrative subdivision (district).

●	“Unidad de Fomento” (UF): Chilean inflation-indexed accounting unit.

●	“Casa Matriz”: Headquarters / main office of the bank.

●	“Impuesto de Timbres y Estampillas”: Chilean Stamp Tax (Decree-Law 3,475 of 1980).

●	Law No. 18,010: Chilean law governing money credit transactions.

●	Law No. 20,720: Chilean Bankruptcy and Reorganization Law.

●	“SIN LEY 20.130”: Promissory note format that does not include the disclosure required by Law 20,130.

PROMISSORY NOTE

Credit in Non-Indexed National Currency

No.: _______

I/We owe and shall pay to the order of Banco Santander Chile (the “Bank”), at its CASA MATRIZ (Head Office) located at Bandera 140, the sum of $2,500,000,000.- (TWO BILLION FIVE HUNDRED MILLION pesos, legal tender) which I/we have received as a loan in cash, and which I/we undertake to pay, together with the corresponding interest, as follows:

1.	In a single installment of $_______, with maturity on ___ of _______ of the year ____.

2.	In 2 installments, the first installment of $_______, with maturity on ___ of _______ of the year, and a second installment of 2 of $___, with maturity on ___ of _______ of the year ____.

3.	In 47 successive and equal MONTHLY installments of $_______ (amount not stated in form), each one maturing on day 5 of EACH MONTH, starting from 5 of JULY of the year 2026, and through ___ of _______ of the year, and a final installment of $___.

[Translator’s note: Section 3 of the pre-printed form states “47” installments and leaves blank the line for a differing final installment. The Bank’s official amortization schedule (cartola, attached separately) lists 48 monthly installments in total, from July 6, 2026 through June 5, 2030, with amounts that increase in principal and decrease in interest over the term. The credit therefore amortizes in 48 monthly installments; the “47” figure on the form reflects 47 equal-frequency installments plus the final one. The amortization schedule governs as to installment count, dates and amounts.]

INTEREST

The outstanding principal shall accrue, from this date and until its maturity, interest at a rate of 0.73%per month overdue, calculated on the basis of 30-day months and for the number of days actually elapsed, without prejudice to default interest in the event of arrears, simple delay or extension. The debtor(s) hereby authorize the Bank to capitalize accrued and unpaid interest during the initial non-payment period or any intermediate periods, if any, and the corresponding taxes.

DEFAULT INTEREST

In the event of default or simple delay in the payment of any of the installments into which this obligation is divided, the outstanding principal shall accrue, from the day on which it should have been paid and while it remains effectively overdue and until its effective payment, default interest calculated at the maximum conventional rate in force on the day of the default or simple delay. This interest may not be applied jointly and additionally, over the same amount, with any other interest, and may not be capitalized for the calculation of interest of any kind.

EXTENSION OF TERM FOR NON-BUSINESS DAYS

Any date for the payment of principal and/or interest that falls on a non-banking business day shall extend the term for payment until the immediately following banking business day, and the respective payment must additionally include the interest corresponding to the days comprised in the extension.

ACCELERATION (EARLY ENFORCEABILITY)

The Bank may demand the full payment of the total amount of the debt, or of the reduced balance thereof, treating this obligation as having matured, if the party or parties obligated to pay it revoke the mandates granted to the Bank and the obligations in favor of the Bank are not fully extinguished, and in the event of default or simple delay in the payment of any of the installments into which this obligation is divided, whether principal and/or interest, whether consecutive or not, without prejudice to the other rights of the creditor.

If the obligation evidenced by this promissory note is equal to or lower than the equivalent of 200 unidades de fomento, the Bank may demand the full payment of the total amount of the debt, or of the reduced balance thereof, treating the obligation evidenced by this promissory note as having matured, in the event of default or simple delay equal to or greater than 60 calendar days. In addition, this promissory note evidencing the obligation may be made enforceable and presented for collection in the event of default or simple delay once the 60-day term has elapsed, as applicable, from the default or simple delay, without need of any formality or declaration.

Likewise, this promissory note may be made enforceable in advance if the party or parties obligated to pay it become insolvent, it being understood for all purposes that insolvency of such party exists if it ceases to pay any other obligation contracted with Banco Santander Chile itself, or if it or one or more of its creditors request or file for the commencement of any liquidation insolvency proceeding under Law 20,720, or if, by means of precautionary or interim measures, attachments, retentions, prohibitions to enter into acts or contracts with respect to any of its assets are obtained against it, and such measure is not lifted or cancelled within 60 days from when it was sought, or upon the appointment of receivers; if an attachment is levied on any of its assets, or if any other fact also evidences its insolvency, and/or in the event the subscriber has provided false or incorrect information for purposes of the granting of the loan evidenced by this instrument. For this purpose, the Bank shall be entitled to present this promissory note for collection, on the date on which any of the grounds entitling it to demand immediate payment of this promissory note has occurred, and to proceed to protest it if necessary.

CHARGES TO CURRENT ACCOUNTS AND OTHERS

Banco Santander Chile is hereby authorized, without this constituting an obligation, to debit the current account(s) and/or any other credit balance held with the Bank by the subscriber(s) and any of the parties obligated to pay, in order to obtain payment of all amounts that become enforceable under this promissory note.

INDIVISIBILITY AND JOINT AND SEVERAL LIABILITY

All obligations arising from this promissory note shall be joint and several for the subscriber(s), guarantor(s) (avalistas) and other parties obligated to pay, and shall be indivisible for their heirs and/or successors, in accordance with Articles 1,526 No. 4 and 1,528 of the Civil Code.

TAXATION AND EXPENSES

The taxes, notarial fees and other expenses caused by or affecting this promissory note or the credit it evidences or its interest, its amendment, extension, payment, judicial or extrajudicial collection or any other circumstance related to or arising from it, shall be exclusively borne by the subscriber(s).

PREPAYMENTS

The Subscriber may at any time prepay, in whole or in part, the credit evidenced by this promissory note. In the event that the credit being prepaid corresponds to a credit operation in national currency whose principal is lower than the equivalent of 5,000 unidades de fomento, the provisions of Article 10of Law 18,010 shall apply. With respect to credit operations in national currency whose principal is greater than the equivalent of 5,000 unidades de fomento, any prepayment, whether total or partial, of the amounts owed shall be freely agreed between the subscriber and Banco Santander Chile or whoever succeeds to its rights. Failing such agreement, the subscriber may in any case prepay the credit, in whole or in part, by paying the principal whose payment is being prepaid plus the interest stipulated in this instrument, accrued and unpaid as of the prepayment date, and additionally the interest stipulated in this instrument, calculated on the prepaid principal from the prepayment date until the agreed maturity, or until the maturity of the last installment of the principal being prepaid in whole or in part, as applicable. No partial prepayment may be lower than 10% of the balance of the obligation, unless the creditor consents to it at the time of the prepayment.

PROTEST

The subscriber(s) and/or guarantor(s) (avalistas) of this promissory note hereby release Banco Santander Chile from the obligation to protest it; however, should the Bank elect to do so, it may carry out such procedure, at its choice, in banking or notarial form or by the corresponding public official. Inany event, in the case of protest, the expenses and taxes accrued for this reason shall be borne by the subscriber(s).

MANDATE FOR EXTENSIONS

Upon the maturity of the term of one or more installments, or of any of their extensions and/or renewals, the Bank may extend and/or renew them, at the customer’s request and with its consent, and is expressly authorized to do so; and in such cases the Bank shall determine the interest rate that will govern during the new period, which may not exceed the maximum rate that the law allows to stipulate for operations in national currency. In order for the extension and/or renewal to take full effect, it shall suffice for the Bank to record it on the promissory note or on an attached sheet stating the new maturity date(s).

MANDATE

By this instrument, the subscriber(s) grant to the guarantor(s) (avalistas), surety(ies) (fiadores) and joint and several co-debtor(s) individualized below in this promissory note a special mandate, with all the powers of both paragraphs of Article Seven of the Code of Civil Procedure, which are understood to be expressly reproduced one by one and known, in such terms that the service of the complaint and the payment demand carried out on any one of the guarantor(s), surety(ies) and joint and several co-debtor(s) shall be deemed to have also been carried out on the subscriber(s). The same mandate, with the same consequences, is granted among themselves by the subscribers of this promissory note.

DOMICILE AND JURISDICTION

For all purposes of this promissory note, the subscriber(s), guarantor(s) and other parties obligated to pay establish a special domicile in the commune of _______, without prejudice to the one corresponding to their domicile(s) or residence(s), at the creditor’s choice, and submit to the jurisdiction of its Ordinary Courts of Justice.

EXECUTION

In SANTIAGO, on ___ of _______ of the year 2026.

●	Customer: TICKETPLUS SPA

●	RUT: [***]

●	Domicile: EVARISTO LILLO 48 PISO 12, LAS CONDES

Role	Name	National ID (C.I.)

Legal Representative 1	CHIEN FU CHEN CHEN	[***]

GUARANTORS (AVALES)

I/We hereby constitute ourselves as guarantor(s) (aval) without limitations, and as surety(ies) (fiadores) and joint and several co-debtor(s) of this promissory note. Likewise, I/we accept from this moment any extensions, renewals and/or amendments that may be agreed between the creditor and the debtor(s), my/our joint and several liability remaining in force as indivisible, and not being affected in any way by other guarantees that have been constituted or by the fact that other persons assume the obligations subject to this guarantee and joint and several co-debtorship, my/our joint and several liability remaining fully in force even when other persons take upon themselves the guaranteed obligations in any form, and even though such third person(s) take charge of the debtor’s assets and liabilities and introduce amendments to the debtor company(ies). Banco Santander Chile, and whoever represents its rights, as well as future holders of this instrument, are hereby authorized to amend, substitute, release or waive, in whole or in part, the guarantees currently constituted or that may in the future be constituted to secure the obligations referred to in this promissory note, and may demand compliance with this obligation from any of my/our heirs and/or successors, in accordance with the provisions of Articles 1,526 No. 4 and 1,528 of the Civil Code.

MANDATE (GUARANTORS)

By this instrument, the guarantor(s) (avalistas) grant to the subscriber(s) individualized above a special mandate, with all the powers of both paragraphs of Article Seven of the Code of Civil Procedure, which are understood to be expressly reproduced one by one and known, in such terms that the service of the complaint and the payment demand carried out on any one of the subscriber(s) shall be deemed to have also been carried out on the guarantor(s). The same mandate, with the same consequences, is granted among themselves by the guarantors, sureties and joint and several co-debtors of this promissory note.

Guarantor 1 (Aval 1):

●	Name: YETHRO DINAMARCA SANTELICES

●	RUT: [***]

●	Domicile: [***]

●	Attorney-in-fact 1 of Guarantor 1: CHIEN-FU CHEN CHEN, C.I. [***]

●	Attorney-in-fact 2 of Guarantor 1: ALEJANDRA FRANCISCA BONE EUGENIN, C.I. [***]

Guarantor 2 (Aval 2):

●	Name: CHIEN-FU CHEN CHEN

●	RUT: [***]

●	Domicile: [***]

NOTARIAL AUTHORIZATION

I authorize, upon prior verification of identity by means of the respective national identity card(s) and in the capacity in which they appear, the signature(s) of:

[Translator’s note: Notary field blank in the scanned copy available; notarial authorization pending confirmation against the signed original.]